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                                                                    EXHIBIT 99.2

                               AMENDMENT NO. 2 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

      AMENDMENT NO. 2 dated as of January 21, 2005 ("Amendment") between VIRCO MFG. CORPORATION, a Delaware corporation (the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Bank"), and amends the Amended and Restated Credit Agreement dated as of January 27, 2004 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") between the Borrower and the Bank. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

      WHEREAS, subject to the satisfaction of the conditions set forth herein, the Borrower and the Bank have agreed to certain amendments to the Credit Agreement.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. AMENDMENT TO SECTION 1.1(d) OF THE CREDIT AGREEMENT. Section 1.1(d) of the Credit Agreement hereby is amended and restated in its entirety as follows:

            (d) On the Closing Date, the Bank made a term loan to the Borrower in an aggregate principal amount of $12,500,000, of which amount $10,937,499.98 remains outstanding immediately prior to the Second Amendment Effective Date (the "Original Term Loan"). On the Second Amendment Effective Date, the Bank agrees to make an incremental term loan (the "Incremental Term Loan"; and, together with the Original Term Loan, the "Term Loan") to the Borrower in a single borrowing in an aggregate principal amount not to exceed $9,062,500,02. Borrower's obligation to repay the Term Loan shall be evidenced by a single promissory note substantially in the form of Exhibit A-2 attached hereto ("Term Note"), all terms of which are incorporated herein by this reference. Once the Term Loan has been repaid it may not be reborrowed.

      SECTION 2. AMENDMENT TO SECTION 5.12 OF THE CREDIT AGREEMENT. Section 5.12 of the Credit Agreement hereby is amended and restated in its entirety as follows:

            Section 5.12. Annual Clean Down.

            Permit the aggregate principal amount of the Obligations to exceed $20,000,000 for a period of 75 consecutive calendar days in any fiscal year of the Borrower.

      SECTION 3. AMENDMENT TO SECTION 5.13 OF THE CREDIT AGREEMENT. Section 5.13 of the Credit Agreement hereby is amended and restated in its entirety as follows:

            Section 5.13. Minimum Revenues.

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            Permit the Borrower's consolidated revenues, measured as of the end of each fiscal month of the Borrower, to be less than $180,000,000 for the twelve months then ended.

      SECTION 4. AMENDMENT TO SECTION 5.14 OF THE CREDIT AGREEMENT. Section 5.14 of the Credit Agreement hereby is amended and restated in its entirety as follows:

            Section 5.14 Minimum EBITDA.

            Permit Consolidated EBITDA, measured as of the end of each fiscal quarter of each fiscal year for the periods reflected below, to be less than the required amount set forth in the following table for the applicable period corresponding thereto:

              APPLICABLE PERIOD                                         AMOUNT
              -----------------                                       -----------
As of the end of the first fiscal quarter of each                    ($ 4,000,000)
fiscal year for the three month period then ended

As of the end of the second fiscal quarter of each                    $ 6,000,000
fiscal year for the six month period then ended

As of the end of the third fiscal quarter of each                     $15,000,000
fiscal year for the nine month period then ended

As of the end of each fiscal year for the twelve                      $13,000,000
month period then ended

      SECTION 5. AMENDMENT TO SECTION 5.15 OF THE CREDIT AGREEMENT. Section 5.15 of the Credit Agreement hereby is amended and restated in its entirety as follows:

            Section 5.15 Intentionally Omitted.

      SECTION 6. AMENDMENT TO SECTION 7.2 OF THE CREDIT AGREEMENT. Section 7.2 of the Credit Agreement hereby is amended by deleting the Bank's contact details and inserting in lieu thereof the following:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                       333 South Grand Avenue, Suite 940
                         Los Angeles, California 90071
                      Attention: Art Brokx, Vice President

                                       8

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      SECTION 7. AMENDMENTS TO ANNEX A TO THE CREDIT AGREEMENT. (a) The
following definitions hereby are inserted in Annex A to the Credit Agreement in the proper alphanumerical order:

            "Amendment No. 2" means Amendment No. 2 to Amended and Restated Credit Agreement dated as of January 21, 2005 between the Borrower and the Bank.

            "Second Amendment Effective Date" means the first date on which all conditions set forth in Section 11 of Amendment No. 2 have been satisfied.

            (b) The following definitions set forth in Annex A to the Credit Agreement hereby are amended and restated in their entirety as follows:

            "Line of Credit Termination Date" means February 15, 2007.

            "Maximum Line of Credit Amount" means $40,000,000.

            "Term Loan Termination Date" means February 15, 2007.

            (c) The following definitions set forth in Annex A to the Credit Agreement hereby are deleted: Total Liabilities; Tangible Net Worth; Adjusted Consolidated EBITDA; Adjusted Consolidated EBITDA Coverage Ratio; Leverage Ratio; and Total Funded Debt.

      SECTION 8. RESTATEMENT OF EXHIBITS. Exhibit A-1 to the Credit Agreement hereby is restated in its entirety in the form of Restated Exhibit A-1 attached hereto; Exhibit A-2 to the Credit Agreement hereby is restated in its entirety in the form of Restated Exhibit A-2 attached hereto; and Exhibit C to the Credit Agreement hereby is restated in its entirety in the form of Restated Exhibit C attached hereto.

      SECTION 9. CONSENT TO AMENDMENTS. Each Guarantor hereby acknowledges and consents to this Amendment, and affirms and acknowledges that the Guaranty and each other Loan Document to which it is a party remains in full force and effect and that such Person remains obligated thereunder without defense, offset or counterclaim of any kind whatsoever, as if such Guaranty or other Loan Document were executed and delivered to the Bank on the date hereof.

      SECTION 10. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower represents and warrants to the Bank that:

            (a) Representations and Warranties in Credit Agreement. Each of the representations and warranties of the Borrower and its Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

                                       9

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            (b) Authority. The execution and delivery by the Borrower of this
      Amendment and the performance by the Borrower of its obligations under this Amendment (i) are within its power and authority, (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, (iv) do not conflict with any provision of the certificate of incorporation or bylaws of the Borrower or any agreement or other instrument binding upon the Borrower, (v) do not and will not require any waivers, consents or approvals by any of its creditors which have not been obtained, or (vi) do not and will not require any approval which has not been obtained.

            (c) Enforceability of Obligations. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (d) No Event of Default. No Event of Default or Default has occurred and is continuing.

      SECTION 11. CONDITIONS TO EFFECTIVENESS. (1) This Amendment shall become effective on the date when the following conditions precedent have been satisfied:

            (a) The Borrower, each Guarantor and the Bank shall have delivered an executed counterpart of this Amendment.

            (b) The Bank shall have received each of the following documents, each duly executed by the parties thereto and in full force and effect:

                  (i) a Line of Credit Note giving effect to the reduction in the Maximum Line of Credit Amount contemplated hereby; and

                  (ii) a Term Note evidencing the Original Term Loan and the Incremental Term Loan to be made on the Second Amendment Effective Date.

            (c) The Borrower and each Guarantor shall have delivered to the Bank copies of the following documents, duly certified, or the following certificates, as applicable:

                  (i) With respect to each such Person, resolutions of the Board of Directors of such Person authorizing (A) the execution and delivery of this Amendment and each other Loan Document contemplated hereby, the performance of

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      such Person's obligations under such Loan Documents and the Credit
      Agreement, as amended hereby, and, in the case of the Borrower, the incurrence of the incremental Indebtedness contemplated hereby, and, in the case of each Guarantor, confirming the continuing validity and enforceability of the Guaranty previously executed by such Guarantor for the benefit of the Bank, and (B) all other actions to be taken by such Person in connection with this Amendment; and

                  (ii) With respect to each such Person, a certificate, signed by the Secretary or Assistant Secretary of such Person, dated as of the Second Amendment Effective Date certifying as to the (A) incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute this Amendment and each other Loan Document contemplated hereby, together with evidence of the incumbency of such Secretary or Assistant Secretary, and (B) authenticity and completeness of the certificate of incorporation and by-laws of such Person or, if any such governing document of such Person has not been amended, restated, supplemented, or otherwise modified since the Closing Date, the absence of any amendments, restatements, supplements, or modifications to such governing documents of such Person.

            (d) The Bank shall have received a closing fee of $60,000, such fee to be paid in immediately available funds.

            (e) No Event of Default or Default shall have occurred and be continuing or would result after giving effect to the transactions contemplated hereby.

            (f) The representations and warranties set forth in Section 10 hereof shall be true and correct on the effective date of this Amendment.

            (g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower, any Guarantor or the Bank.

            (h) The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Bank, to the extent invoices therefor have been presented.

            (i) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Bank.

            (2) No later than February 25, 2005, the Bank shall have received
      (i) a duly executed amendment to the Mortgage delivered on the Closing Date signed by the record owner of the Real Property Collateral, together with customary Mortgage Related Documents relating thereto, in each case in form and substance reasonably acceptable to the Bank and (ii) either mortgage modification endorsements to, or date down endorsements to (or re-dated title insurance policies which replace), the existing title insurance policy issued on the Closing Date, in any case issued by a nationally

                                       11

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      recognized title insurance company reasonably acceptable to the Bank, insuring the Lien of the Mortgage, as amended by such amendment, as a valid first priority Lien on the Real Property Collateral described therein, free of any other Liens except as permitted by the Loan Documents; and, the failure to deliver such amendment to the Mortgage and all such Mortgage Related Documents shall constitute an Event of Default under the Credit Agreement.

      SECTION 12. ADMISSIONS AND ACKNOWLEDGMENTS. The Borrower and each Guarantor expressly acknowledges and agrees with each of the following:

            (a) That such Person does not dispute the validity or enforceability of any of the Loan Documents or any of their respective obligations under any of the foregoing, or the validity, priority, enforceability, scope or extent of any charge, Lien, security interest or any other encumbrance of the Bank in, on or against any of the Collateral in any judicial, administrative or other proceeding;

            (b) That such Person shall not challenge or dispute the validity of any of its obligations under the Loan Documents to which it is party or any other obligations incurred by such Person pursuant to the Loan Documents; and

            (c) That the Indebtedness evidenced by the Loan Documents is secured by first priority, non-avoidable, perfected, valid and enforceable liens on and security interests in the Collateral, subject only to Permitted Liens.

      SECTION 13. REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

            (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

            (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Bank under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            (c) Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or difference circumstances.

            (d) This Amendment shall be a Loan Document for all purposes.

                                       12

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      SECTION 14. BENEFITS OF AMENDMENT. The terms and provisions of this
Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Credit Agreement.

      SECTION 15. INTERPRETATION. The Article and Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

      SECTION 16. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Faxed signatures of this Amendment shall be binding for all purposes.

      SECTION 17. SEVERABILITY. If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

      SECTION 18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The arbitration provisions of Section 7.11 of the Credit Agreement are incorporated herein by reference.

      SECTION 19. EXPENSES. The Borrower agrees to pay the reasonable out-of-pocket expenses of the Bank, including but not limited to the reasonable fees, charges and disbursements, including but not limited to the fees, charges and disbursements of Gibson, Dunn & Crutcher LLP, special counsel for the Bank, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and any subsequent waiver, amendment or modification of the Credit Agreement or any other Loan Document and the security arrangements in connection herewith or therewith.

      SECTION 20. NO COURSE OF DEALING. The execution and delivery of this Amendment shall not establish a course of dealing among the Bank, the Borrower and the Guarantors or in any other way obligate the Bank to hereafter provide any further amendments, waivers, or consents of any kind to the Borrower and the Guarantors.

      SECTION 21. ARM'S LENGTH AGREEMENT. Each of the parties to this Amendment agrees and acknowledges that this Amendment has been negotiated in good faith, at arm's length, and not by any means forbidden by law.

      SECTION 22. ENTIRE AGREEMENT. This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                                       13

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                            [signature pages follow]

                                       14

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

                             VIRCO MFG.CORPORATION,
                                 as the Borrower

                             By: /s/ Robert E.Dose
                                 -----------------------------------
                                 Name:  Robert E.Dose
                                 Title: Vice President-Finance Secretary and
                                        Treasurer

                             VIRCO INC.,
                                 as a Guarantor

                             By: /s/ Robert E.Dose
                                 -----------------------------------
                                 Name:  Robert E.Dose
                                 Title: Vice President-Finance Secretary and
                                        Treasurer

                             VIRCO MGMT.CORPORATION,
                                 as a Guarantor

                             By: /s/ Robert E.Dose
                                 -----------------------------------
                                 Name:  Robert E.Dose
                                 Title: Vice President-Finance Secretary and
                                        Treasurer

                                       1

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                           WELLS FARGO BANK, NATIONAL
                                 ASSOCIATION,

                           By: /s/ Art Brokx
                               -----------------------------------
                               Name:  Art Brokx
                               Title: Vice President

                                       2